AXIL Brands, Inc. Reports First Quarter Fiscal Year 2026 Financial Results

LOS ANGELES, October 7, 2025 (GLOBE NEWSWIRE) – AXIL Brands, Inc. (“AXIL” or the “Company”) (NYSE American: AXIL), an emerging global consumer products company for AXIL® hearing protection and enhancement products and Reviv3® hair and skin care products, announces its financial results for the first quarter ended August 31, 2025 (“1Q26”).

Financial Highlights for the Quarter Ended August 31, 2025

•	Net sales in 1Q26 were $6.9 million, as compared to $5.9 million in the prior year period, an increase of 17.2%

•	Gross profit as a percentage of sales was 67.6% in 1Q26, compared to 71.0% in the prior year period

•	Operating expenses were 61.6% of net sales in 1Q26, an improvement from 73.4% in the prior year period

•	Operating income improved to $0.4 million, or 6.0% of revenue, in 1Q26, from an operating loss of $0.1 million, or (2.4%) of revenue, in the prior year period

•	Net income was $0.3 million in 1Q26, compared to a net loss of $0.1 million in the prior year period

•	Adjusted EBITDA in 1Q26 was $0.7 million, a 291.3% increase from $0.2 million in the prior year period

•	Net cash used in operating activities for 1Q26 was $0.7 million, compared to net cash provided by operating activities of $0.9 million in the prior year period

•	Cash on hand as of August 31, 2025 was $4.1 million, compared to $4.8 million as of May 31, 2025

•	Basic and diluted earnings per share for 1Q26 were $0.05 and $0.04, respectively, compared to a basic and diluted loss per share of $0.02 in the prior year period

Recent Business Highlights

•	Expanded into Costco with the introduction of the XCOR SE earbud (in-store and online at Costco.com) and the X30i filtered earplug bundle pack (Costco.com only)

•	Launched the full Reviv3 Procare® product line in Chatters, Canada’s largest salon retailer with more than 115 salons

“Our first quarter results reflected a revenue mix more heavily weighted to the retail channel than any of our previous quarters. Initial shipment of our AXIL® hearing products to a new national membership-based retail chain was a key driver of this mix shift and helped our total revenue grow 17% year-over-year,” commented Jeff Toghraie, Chairman and Chief Executive Officer of AXIL.

“The combination of a slight increase in sales and marketing expenses to support this incremental offline retail business, combined with fiscal discipline in managing other corporate expenses, allowed us to demonstrate significant operating leverage in the quarter. Despite the $1 million in revenue growth – or 17% total revenue growth and 25% revenue growth from AXIL-branded hearing products only – in the first quarter of fiscal 2026, operating expenses were flat year-over-year and declined as a percentage of sales to 62% in the quarter from 73% in the prior year period. The result was an increase of $0.4 million in net income from a net loss of $0.1 million in the first quarter of fiscal 2025 to net income of $0.3 million in the first quarter of fiscal 2026 and an increase of $600,000 in EBITDA on a year-over-year basis and a swing to positive EBITDA for the quarter. The combined effect of higher revenue, a greater wholesale mix, and expense control led to solid profitability and diluted earnings per share of $0.04 in the first quarter of fiscal 2026 versus a diluted loss per share of $0.02 in the first quarter of fiscal 2025.

“Over the last 18 months, our strategic focus has been to diversify our revenue channel mix and develop a more stable and balanced mix of online sales via our own e-commerce website, offline retail, and international distribution. Historically, our e-commerce channel has accounted for an overwhelming majority of our revenue, but in the first quarter of fiscal 2026, we saw clear signs that our strategy is working, and our financial results reflect this progress. An increased mix of wholesale retail revenue should continue to benefit the Company, as this channel offers greater profitability and operating leverage than our online e-commerce channel. While gross margins alone are slightly higher in the e-commerce channel than in the wholesale channel, our online sales also carry with it greater sales and marketing expenses and customer acquisition costs than the offline retail channel.

“We continue to look for additional retail distribution channels for our advanced hearing enhancement and protection products. An increased retail presence, along with the benefits of our historical and current online marketing efforts, should help raise customer awareness and turn AXIL products into a sought-after hearing protection and enhancement brand on the market.

“Along with a goal of increased retail presence, we will continue to innovate to deliver high-performance, ergonomic, and desirable products. Our product roadmap includes the introduction of numerous new products or next-generation products in the coming two to three quarters, beginning with the next generation GS Extreme 3.0 product that is set to launch in time for the holiday season.

“Turning to the balance sheet, inventory increased appreciably, though that was expected given the increased product supply needed to service our wholesale segment and an initial purchase order from a new customer. We expect that to normalize over time. Cash at the end of the first quarter of fiscal 2026 was $4.1 million, which we believe is sufficient for us to internally fund our strategy and growth objectives.

“Lastly, I’d like to provide some insights on our hair and skin care segment that sells our flagship Reviv3® line of hair care products. While much of our resources over the last few years have been focused on growing the hearing protection segment, we see a pathway for the hair and skin care segment to become more than just a dormant or hidden asset for the Company. We have already made strategic leadership additions to that business segment and expect to further bolster the team with additional experienced leaders with proven success in the beauty industry. Our new relationship with Chatters, Canada’s premier salon chain, was established shortly after bringing on a new leader, indicating that leadership can make a meaningful impact. We are optimistic that making leadership additions to this segment will be accretive to the Company and deliver sustainable shareholder value, especially in the professional beauty channel.

“We remain focused and disciplined in our execution as we strive for meaningful long-term growth across both of our product segments. We have built a strong foundation that supports sustainable growth and operational efficiencies and are encouraged by our first quarter results and the business trends seen thus far in fiscal 2026,” concluded Mr. Toghraie.

Use of Non-GAAP Financial Measures

The Company calculates EBITDA by taking net income calculated in accordance with accounting principles generally accepted in the United States (“GAAP”), and adjusting for income taxes, interest income or expense, and depreciation and amortization. The Company calculates adjusted EBITDA as EBITDA, further adjusted for stock-based compensation. Adjusted EBITDA is also presented as a percentage of revenue, which is calculated by dividing the non-GAAP Adjusted EBITDA for a period by revenue for the same period. Other companies may calculate EBITDA and adjusted EBITDA differently, limiting the usefulness of these measures for comparative purposes. The Company believes that these non-GAAP measures of financial results provide useful information regarding certain financial and business trends relating to the Company’s financial condition and results of operations, and management considers EBITDA and adjusted EBITDA important indicators in evaluating the Company’s business on a consistent basis across various periods for trend analyses. These non-GAAP financial measures exclude significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements and are subject to inherent limitations as they reflect the exercise of judgments by management about which expenses and income are excluded or included in determining these non-GAAP financial measures. Investors should not rely on any single financial measure to evaluate our business. A reconciliation of EBITDA and Adjusted EBITDA to the most comparable financial measure, net income (loss), calculated in accordance with GAAP is included in a schedule to this press release.

AXIL BRANDS, INC. AND SUBSIDIARIES

CONSOLIDATED EBITDA and ADJUSTED EBITDA

FOR THE THREE MONTHS ENDED AUGUST 31, 2025 AND AUGUST 31, 2024

	2025	2024
Net income (loss) (GAAP)	$334,294	$(109,805)
Provision for income taxes	115,058	-
Interest income, net	(36,296)	(28,631)
Depreciation and amortization	62,087	12,895
Total EBITDA (Non-GAAP)	475,143	(125,541)

Adjustments:

Stock-based compensation	199,212	297,864

Total Adjusted EBITDA (Non-GAAP)	$674,355	$172,323

Sales, net (GAAP)	$6,856,218	$5,851,272

Adjusted EBITDA as a percentage of Sales, net (Non-GAAP)	9.8%	2.9%

AXIL BRANDS, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

	August 31, 2025	May 31, 2025
	(Unaudited)
ASSETS
CURRENT ASSETS:
Cash	$4,086,624	$4,769,854
Accounts receivable, net	2,778,751	1,003,945
Inventory, net	3,889,462	2,533,658
Due from related party	-	222
Prepaid expenses and other current assets	935,679	947,969

Total Current Assets	11,690,516	9,255,648

OTHER ASSETS:
Property and equipment, net	395,857	412,261
Intangible assets, net	452,405	403,591
Right of use asset	521,993	579,121
Deferred tax asset	122,182	46,239
Other assets	20,720	20,720
Goodwill	2,152,215	2,152,215

Total Other Assets	3,665,372	3,614,147

TOTAL ASSETS	$15,355,888	$12,869,795

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
Accounts payable	$2,391,752	$866,573
Customer deposits	209,942	67,412
Contract liabilities- current	755,736	757,355
Notes payable - current	3,459	3,574
Due to related party	151,269	-
Lease liability, current	207,929	212,543
Income tax liability	501,370	310,369
Other current liabilities	294,394	244,998

Total Current Liabilities	4,515,851	2,462,824

LONG TERM LIABILITIES:
Lease liability, long term	352,475	404,669
Note payable, long term	135,740	136,655
Contract liabilities- long term	158,608	205,939

Total Long Term Liabilities	646,823	747,263

Total Liabilities	5,162,674	3,210,087

Commitments and contingencies	-	-

STOCKHOLDERS' EQUITY:
Preferred stock, $0.0001 par value; 28,000,000 shares authorized; 27,773,500 shares issued and outstanding as of August 31, 2025 and May 31, 2025	2,777	2,777
Common stock, $0.0001 par value: 15,000,000 shares authorized; 6,657,717 shares issued and outstanding as of August 31, 2025 and May 31, 2025	666	666
Additional paid-in capital	9,134,759	8,935,547
Retained Earnings	1,055,012	720,718

Total Stockholders' Equity	10,193,214	9,659,708

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$15,355,888	$12,869,795

AXIL BRANDS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE THREE MONTHS ENDED AUGUST 31, 2025 AND AUGUST 31, 2024

(UNAUDITED)

	2025	2024

Sales, net	$6,856,218	$5,851,272

Cost of sales	2,221,284	1,697,624

Gross profit	$4,634,934	$4,153,648

OPERATING EXPENSES:
Sales and marketing	$2,785,869	$2,669,471
Compensation and related taxes	204,528	190,648
Professional and consulting	799,514	947,849
General and administrative	433,285	486,382

Total Operating Expenses	$4,223,196	$4,294,350

INCOME (LOSS) FROM OPERATIONS	$411,738	$(140,702)

OTHER INCOME (EXPENSE):
Other income	1,318	2,266
Interest income	37,579	28,631
Interest expense and other finance charges	(1,283)	-

Other income (expense), net	$37,614	$30,897

INCOME (LOSS) BEFORE PROVISION FOR INCOME TAXES	$449,352	$(109,805)

Provision for income taxes	115,058	-

NET INCOME (LOSS)	$334,294	$(109,805)

NET INCOME (LOSS) PER COMMON SHARE:
Basic	$0.05	$(0.02)
Diluted	$0.04	$(0.02)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	6,638,785	6,172,379
Diluted	8,243,025	6,172,379

AXIL BRANDS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE THREE MONTHS ENDED AUGUST 31, 2025 AND AUGUST 31, 2024

(UNAUDITED)

	2025	2024

CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$334,294	$(109,805)
Adjustments to reconcile net income (loss) to net cash (used in)/provided by operating activities:
Depreciation and amortization	62,087	12,895
(Recovery)/provision for credit losses	(158)	18,785
Stock-based compensation	199,212	297,864
Deferred income taxes	(75,943)	-
Change in operating assets and liabilities:
Accounts receivable	(1,774,648)	(108,100)
Inventory	(1,355,804)	120,603
Prepaid expenses and other current assets	12,290	486,958
Accounts payable	1,525,180	405,511
Other current liabilities	383,246	(178,731)
Contract liabilities	(48,950)	(48,662)

NET CASH (USED IN)/PROVIDED BY OPERATING ACTIVITIES	(739,194)	897,318

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of intangibles	(86,130)	(41,840)
Purchase of property and equipment	(8,367)	-

NET CASH USED IN INVESTING ACTIVITIES	(94,497)	(41,840)

CASH FLOWS FROM FINANCING ACTIVITIES
Repayment of note payable	(1,030)	(2,337)
Repayments to a related party	(1,056,202)	(1,644,038)
Advances from a related party	1,207,693	1,685,745

NET CASH PROVIDED BY FINANCING ACTIVITIES	150,461	39,370

NET (DECREASE)/INCREASE IN CASH	(683,230)	894,848

CASH - Beginning of period	4,769,854	3,253,876

CASH - End of period	$4,086,624	$4,148,724

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for:
Interest	$1,134	$-
Income taxes	$-	$-

About AXIL Brands

AXIL Brands (NYSE American: AXIL) is an emerging global consumer products company. The Company is a manufacturer and marketer of premium hearing enhancement and protection products, including ear plugs, earmuffs, and ear buds, under the AXIL® brand and premium hair and skincare products under its in-house Reviv3® brand - selling products in the United States, Canada, the European Union, and throughout Asia.

To learn more, please visit the Company's AXIL® website at www.axilbrands.com and its Reviv3® website at www.reviv3.com

Forward-Looking Statements

This press release contains a number of forward-looking statements within the meaning of the federal securities laws. The use of words such as “anticipate,” “believe,” “expect,” “continue,” “will,” “may,” “prepare,” “should,” and “focus,” among others, generally identify forward-looking statements. These forward-looking statements are based on currently available information, and management’s beliefs, projections, and current expectations, and are subject to a number of significant risks and uncertainties, many of which are beyond management’s control and may cause the Company’s results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements. Factors that could cause actual results to differ materially from those in the forward-looking statements include, among other things: (i) the Company’s ability to grow its net sales and operations, including developing new and improved products, diversifying and expanding its distribution and retail channels, and expanding internationally, and perform in accordance with any guidance; (ii) the Company’s ability to generate sufficient revenue to support the Company’s operations and to raise additional funds or obtain other forms of financing as needed on acceptable terms, or at all; (iii) potential difficulties or delays the Company may experience in implementing its cost savings and efficiency initiatives; (iv) the Company’s ability to compete effectively with other hair and skincare companies and hearing enhancement and protection companies; (v) the concentration of the Company’s customers, potentially increasing the negative impact to the Company by changing purchasing or selling patterns; (vi) changes in laws or regulations in the United States and/or in other major markets, such as China, in which the Company operates, including, without limitation, with respect to taxes, tariffs, trade policies or product safety, which may increase the Company’s product costs and other costs of doing business, and reduce the Company’s earnings; (vii) the Company’s ability to engage in acquisitions, investments, partnerships, strategic alliances or dispositions when desired; (viii) the Company’s ability to successfully accelerate its supply chain transition strategy and achieve the intended benefits; and (ix) the impact of unstable market and general economic conditions on the Company’s business, financial condition and stock price, including inflationary cost pressures, the possibility of an economic recession and other macroeconomic factors, geopolitical events, and uncertainty, increased tariffs and other trade restrictions and barriers, unemployment rates, decreased discretionary consumer spending, supply chain disruptions and constraints, labor shortages, ongoing economic disruption, including the effects of the U.S. federal government shutdown, the Ukraine-Russia conflict and conflict in the Middle East, and other downturns in the business cycle or the economy. There can be no assurance as to any of these matters, and potential investors are urged to consider these factors carefully in evaluating the forward-looking statements. Other important factors that may cause actual results to differ materially from those expressed in the forward-looking statements are discussed in the Company’s filings with the U.S. Securities and Exchange Commission. These forward-looking statements speak only as of the date hereof. Except as required by law, the Company does not assume any obligation to update or revise these forward-looking statements for any reason, even if new information becomes available in the future.

Investor Relations:

investors@goaxil.com